Exhibit  99.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated November 5, 1999 on the consolidated financial statements of Destron Fearing Corporation as of and for the year ended September 30, 1999, which was included in Applied Digital Solutions, Inc.'s previously filed Registration Statement on Form S-4 File No. 333-38420. It should be noted that we have not audited any financial statements of Destron Fearing Corporation subsequent to September 30, 1999 or performed any audit procedures subsequent to the date of our report.


/s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
April 23, 2001